SUPPLEMENT TO THE CURRENT PROSPECTUS FOR
                        LORD ABBETT TAX-FREE INCOME TRUST
                                 GEORGIA SERIES
                          (FOR GEORGIA RESIDENTS ONLY)
                        PROMOTIONAL SALES CHARGE SCHEDULE
                                 CLASS A SHARES
                   November 16, 1998 through January 15, 1999


For the period from November 16, 1998 through January 15, 1999, the sales charge is reduced for all purchases under $500,000 of Class A shares of the Georgia Series. The sales charge for purchases of $500,000 or more and other purchase categories remains the same. During this period, the offering price of Class A shares of the Georgia Series is based on their net asset value next determined after a purchase order is accepted, plus a sales charge which is supplemented as follows.


                      Sales Charge as a             Dealer's
                      Percentage of:                Concession
                                                    as a           To Compute
                                    Net             Percentage     Offering
                         Offering   Amount          of Offering    Price, Divide
 Size of Investment      Price      Invested        Price          NAV by:
 Less than $500,000      2.25%      2.30%           2.00%          .9775
 $500,000 to $999,999    2.00%      2.04%           1.75%          .9800
 $1,000,000 or more      1.00%      1.01%           1.00%          .9900








Effective: November 16, 1998.